UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 5, 2017

HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(216) 541-8060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 10, 2017, Hickok Incorporated issued a revised news release announcing results for its fiscal 2016 fourth quarter and twelve months ended September 30, 2016. The news release, originally issued on January 5, 2017, does not change the results of the Company but does include modifications to the narrative by the Company. The revised press release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

99.1  News Release, dated January 10, 2017

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	News Release Dated January 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:	/s/ Kelly J. Marek
Kelly J. Marek Vice President and Chief Financial Officer

Date:    January 10, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News Release Dated January 10, 2017